UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fulton Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATTN: STOCK TRANSFER DEPARTMENT P.O. BOX 4887 ONE PENN SQUARE LANCASTER, PA 17604	Your Vote Counts! FULTON FINANCIAL CORPORATION 2025 Annual Meeting Please Vote your shares by May 19, 2025 11:59 PM ET

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You invested in FULTON FINANCIAL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2025.

Get informed before you vote

View the Notice and Combined Document (Proxy Statement and Annual Report on Form 10-K) online or you can receive a free paper or email copy of the material(s) by requesting a copy of the material(s) prior to May 6, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 20, 2025 10:00 AM ET
Location: The Lancaster Marriott at Penn Square 25 South Queen Street Lancaster, PA 17603

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees:
1a.	Jennifer Craighead Carey	For
1b.	Lisa Crutchfield	For
1c.	Denise L. Devine	For
1d.	George K. Martin	For
1e.	James R. Moxley III	For
1f.	Curtis J. Myers	For
1g.	Antoinette M. Pergolin	For
1h.	Michael F. Shirk	For
1i.	Scott A. Snyder	For
1j.	Ronald H. Spair	For
1k.	E. Philip Wenger	For
2.	A non-binding advisory proposal to approve the compensation of Fulton Financial Corporation’s (“Fulton”) named executive officers.	For
3.	The ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2025.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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